EQUIFAX®

2012 EQUIFAX INVESTOR DAY

GROWTH › You Can Count On

Forward Looking Statements

As usual, we will make statements during the presentation which are forward looking. Our 10-Ks, 10-Qs and other SEC documents outline the risks associated with these statements, and we encourage you to review them.

We also incorporate certain non-GAAP financial measures in this presentation. A reconciliation of historical financial non-GAAP measures to the most directly comparable GAAP measure is available on our website at www.equifax.com in the Investor Center.

Agenda

Introduction	Jeff Dodge
Executing on Our Strategic Plan Accelerates Growth	Rick Smith
Driving Growth in U.S. Consumer Information Solutions	Rudy Ploder
Premier Provider of Small Business Insights	Alex Gonzalez
Superior Insights for Our Partners	Dann Adams
Break	
The Consumers' Most Trusted Partner for Financial Insights	Trey Loughran
Premier Provider of Decisioning Insights	Paulino Barros
Financials	Lee Adrean
Strategic Summary	Rick Smith
Q&A Panel	Rick Smith and Lee Adrean

EQUIFAX

EXECUTING ON OUR STRATEGIC PLAN ACCELERATES GROWTH

Rick Smith, Chairman and Chief Executive Officer

Strategic Focus Over Past Few Years

- Expand and broaden our portfolio of unique data assets
- Develop discipline and executional excellence in New Product Innovation (NPI)
- Build expertise and dedicate resources to expand our served markets
- Ensure strong financial and operational discipline with M&A initiatives
- Ingrain an ongoing effort to drive process improvement across and throughout the enterprise
- Recruit and develop exceptional management talent to drive superior and consistent execution of strategic objectives

Being a Leader in Unique Data Assets Fuels Innovation

We have shifted from primarily a credit reporting company in 2005 to a premier information solutions provider


2005
Positive Telephone & Utility Exchange
Negative Telephone & Utility Exchange
Property data
Identification and linking data
Worldwide
~600M consumers
>80M businesses
>200M employee records
~4.5B trade accounts
>100M public records
Consumer asset/wealth data
Fraud and authentication Data
Income and employment data
Credit data
2005
2005
Small Business Financial Exchange
Small Business Exchange
2005
2005
Securities compliance data
Global linkage
Commercial demographic data
Unique to Equifax

EQUIFAX

NPI Activity is Diverse and Deeply Imbedded in Business Unit Strategies



2011 New Product Innovation mix
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Unique data
Fraud
Ability to pay
Decision 360™
Mortgage
Marketing
Capital Markets
Technology and Analytical Services
Telco
Data 360 identity management
Fraud
Core – other
Analytics and Enabling Technology
Core credit
Employer HR services
Employer tax services
Government direct verifier services
The Work Number® verifier services
Enabling Technologies
Marketing
Risk
Debt management
Credit + identity management
Identity-only management
USCIS
International
Workforce Solutions
Commercial
Personal Solutions

We are delivering 3% incremental annual growth from New Product Innovation

Expanding Our Served Markets Drives Revenue Growth


Complementary drivers of revenue growth
Revenue growth
Markets
New
Current
Current
New
Products

Expansion of markets served

- Mortgage
- Insurance
- Capital Markets
- HR Solutions
- International Telco
- Automotive

Market penetration through dedicated resources, development of expertise and product innovation

Disciplined Approach to Strategic Acquisitions

M&A activity encompasses a balanced portfolio addressing short, medium and long-term growth opportunities


M&A activity (2006–2011)
Level of familiarity
Tuck-in/complementary
Close-to-home
Newer
2006
2007
2008
2009
2010
2011
Short (1-2 years)
Medium (2-3 years)
Long (3-5 years)
Time to realize strategic and financial objectives

Strategic acquisition focus

- Unique data
- Geographic expansion
- Analytics
- Decisioning technology
- Scaling existing operations

Acquisitions deliver 1–2% of annual revenue growth

Operational Enablers Provide Leverage

Enterprise growth initiatives
- Project management
- Organizational leverage

Execution discipline
- PMO – standard tools/processes, training and development

Process improvement
- LEAN
- Projects to value streams
- Internal and "at the customer"


Execution
Culture
Scale

Cost optimization
- Sourcing efficiencies
- Real estate rationalization and optimization

Labor optimization
- Labor arbitrage
- Shared service centers
- Third parties/best practices

Process improvement delivers $25–30 million in contribution to profit annually

Building a World Class Management Team

Recruit and develop exceptional management talent to drive superior and consistent execution of strategic objectives

Recruiting top talent	Adding top talent in key positions to expand market penetration and develop innovative capabilities
Developing the talent base	Broadening our management team's knowledge, capabilities and skills through specific development opportunities
Transforming the organization	Continued investment in pricing, marketing, analytics and best practices
Culture	Fostering a culture of meritocracy, growth, innovation and execution

EQUIFAX

Execution of Strategy Delivers Solid Growth...


Adjusted
Revenue
CAGR 9%
2009–2012E
Adjusted
EPS
CAGR 11%
2009–2012E
Revenue ($M)*
Adjusted for cont. ops
Adjusted earnings per share
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$2.17
$2.31
$2.52
$2.94**
2009
2010
2011
2012 estimated

*Revenue ($ millions), excluding Brazil and divested operations
** YTD actual + Q4 consensus

… and Steady Growth Drives Attractive EBITDA Margin

Equifax continues to deliver outstanding EBITDA* margins, ranking in the top quartile of S&P 500 companies


EBITDA
33.0%
32.5%
32.0%
31.5%
31.0%
30.5%
30.0%
2009
2010
2011
Q3 YTD 2012
Top quartile
40%
35%
30%
25%
20%
15%
10%
5%
0%
Quartile 1
Quartile 2
Quartile 3
Quartile 4
S&P 500 EBITDA Margin

*Excludes unusual items and discontinued operations

The Road Ahead

Economic	Economic growth will be at best a modest driver of Equifax growth We are investing in segments experiencing economic growth
Regulatory	Our changing regulatory environment potentially provides growth opportunities and challenges
Competitive	Emerging competitors and most traditional competitors focus on analytics and new types of data for growth
Social and technology	Trends are changing our environment, but largely drive new growth opportunities

Optimistic in spite of market uncertainties

Trends Reshaping the Equifax Environment

- Analytics to drive insight from data
- New data for traditional decisions


Analytics and Big Data
Device and machine data
Cloud and open development
Demographic changes
Social and mobility

- Data replaces estimates
- Devices as proxies for people

- Reduced costs to innovate
- Rapid deployment and updating

- Finite customers in developed economies
- Expanding markets in emerging locales

- Anytime, anywhere access
- User driven on-line communities and data

EQUIFAX

Strategic Focus Over Next Few Years

Equifax is accelerating investment in specific aspects of our core "pillars" to drive future growth

Accelerate and expand efforts	Build on existing Big Data capabilities	Drive analytics-based innovation Expand technology integration into customer processes	Extend across customer value chain beyond financial risk (e.g., fraud)	Expand international footprint Further penetrate non-FI markets
Continue focus on Equifax "pillars"	Invest in **unique**, differentiated **data assets**	Leverage our **analytics and software** capabilities	Broaden and **deepen** our **customer relationships**	Use our assets to enter **new** long-term **growth markets**

INFORM › ENRICH › EMPOWER™

Expanding Existing Big Data Capabilities

We are expanding existing Big Data capabilities to support current Equifax businesses and to drive innovation and new growth

Our view

- It's still early. Most companies working to understand trends and benefits
- Adoption occurring first in IT and marketing, but developments in risk areas are on the horizon...
- ...and additional lending analysis is beginning to occur across multiple types of repayment risk

Our approach

- Build on current Big Data capabilities of aggregation, linking and analysis of structured data
- Enhance capabilities to include customer and third-party data in various forms, unstructured and otherwise
- Leverage partnerships and internal investments to rapidly identify new insight for customers

We are building on existing analytic capabilities to more rapidly innovate in the primary markets we serve today

	Primary markets		Expansion markets	
Key industries	Mortgage and Financial Services	Telco	Insurance	Government
Analytics applications	Prediction of losses	Fraud detection and prevention	Marketing, segmentation and pricing	Quantification of loss
Differentiated data and data capabilities	Supported by Equifax unique proprietary data with customer/third party data			

Example: Analytical Sandbox Combines Big Data and Analytics


Equifax credit
(current debt, payment history)
Consumer credit
Telco/utilities payments
Commercial
Equifax capacity
(employment stability and income)
Employment
Income
Lifestyle and macroecon
Equifax collateral
(deposits, investments and equity)
Asset and investment
Residential property
Lifestyle
Client data
(Equifax keys and links to your data)
Accounts/ transactions
Models
Performance
Third party data
(Equifax keys and links other data)
Consumers
Models
Other
Indivdual and household
Analytical Sandbox
(anonymous data)
Data
Attributes
Scores
Unique customer solutions and applications
CRM reports
Portfolio analysis
EFX 800
Model development and validation
Scenario testing
Equifax data, technical and analytic expertise

Greater Expansion in Fraud

Market drivers	**Customer investment in fraud solutions is increasing** **Online and mobile trends driving shift in fraud perpetration behaviors** Fraud mitigation sub-segments growing rapidly Compliance with regulation and protection of privacy adds to demand
Equifax advantages	**Data depth and breadth provides view of identity and its activities that is difficult to replicate** **Sophisticated keying and linking help us zero in on identities** Reputation of data steward helps in certain markets Existing presence helps in the biggest growth market – Financial Services
Equifax approach	**Provide benefit eligibility solutions** **Offer identity verification solutions to protect data privacy** Provide frictionless authentication and verification solutions Offer continuous identity monitoring solutions

We understand identity better than anybody else

EQUIFAX

Geographic Expansion Contributes to Multi-year Growth

We continue to invest in our 16 country locations, while evaluating opportunities for additional geographic expansion



- Organic and inorganic investment in existing geographies
- Rapid growth in Russia
- Continue close relationship in Brazil
- Expand into 1–2 additional countries

M&A Remains Key Aspect of Strategic Execution

M&A provides Equifax with a balance of options to expand in close-in opportunities and to pursue longer-term plays consistent with our stated strategy

Portfolio of initiatives framework


Level of familiarity
Tuck-in/complementary
Close-to-home
Newer
Short (1-2 years)
Medium (2-3 years)
Long (3-5 years)
Time to realize strategic and financial objectives

- Disciplined approach
  - Financial assessment
  - Operational integration
  - Revenue synergies
- Robust/active pipeline
- Business unit accountability established up front
- Organizational integration – thoughtful but quick

CSC Enhances the 2013 Business Model

- Generates additional $0.45–$0.50/share of adjusted EPS
- Contributes $110–$115M EBITDA
- Adds $115–$125M of revenue
- Expands Equifax margins
- Allows team to focus on innovation, not managing the relationship
- Opportunity to leverage process improvement expertise
- Very limited revenue synergies assumed

Equifax Model Delivers Attractive Shareholder Returns

	Multi-year outlook**
Revenue growth	7–10%
Adjusted EPS growth	10–13%
Operating margin	+25 bps/year
Adjusted ROIC*	~15%
Dividends	25–35% of net income

* Adjusted ROIC = net income (excluding acquisition amortization)/average long-term debt and shareholders' equity
** Includes impact of CSC

EQUIFAX

Equifax Model Delivers Attractive Shareholder Returns

	2013**	Multi-year outlook**
Revenue growth	10–12%	7–10%
Adjusted EPS growth	20–25%	10–13%
Operating margin	26–27%	+25 bps/year
Adjusted ROIC*	~14%	~15%
Dividends	25–35% of net income	25–35% of net income

* Adjusted ROIC = net income (excluding acquisition amortization)/average long-term debt and shareholders' equity

** Includes impact of CSC

EQUIFAX®

2012 EQUIFAX INVESTOR DAY

GROWTH › You Can Count On

EQUIFAX

DRIVING GROWTH IN U.S. CONSUMER INFORMATION SOLUTIONS

Rudy Ploder, President
U.S. Consumer Information Solutions

U.S. Consumer Information Solutions (USCIS)

USCIS is a diversified and growing business that focuses on helping clients optimize and grow their portfolio of consumers and products

We service markets beyond financial institutions...


Healthcare <1%
Resellers <1%
Commercial <1%
Government 2%
Marketing Services 3%
Retail 3%
Insurance 4%
Automotive 7%
Telco 11%
Mortgage 26%
Financial 32%
Other 5%
Consumer 7%

We enable opportunities for our clients...

- Target and acquire profitable customers
- Underwrite and manage credit risk
- Manage fraud risk beyond core credit repayment trends
- Optimize Customer Lifetime Value (CLTV) to improve portfolio profitability
- Identify business intelligence to drive strategic decisions

Decision 360 Allows for Equifax to Solve Common Problems in Unique Ways...

Delivering insights into a consumer's assets, income statement and liabilities like no one else can is core to our strategy



Decision360™
Telco/Utility Payment Database (NCTUE)
Consumer Credit
Macroeconomic
Income and Employment
Wealth and Assets
Property/Valuation and Modeling
Credit
Liabilities and Debt
Capacity
Income and Employment
Collateral
Equity, Wealth and Assets
CUSTOMER
SMALL BUSINESS
HOUSEHOLD

Core credit data 250M+ consumer credit files	**Alternative data** 184M and growing NCTUE+ consumers (20% not on credit file)
Housing data Property data and valuation models	**Asset/wealth data** Over $11T at the "micro-neighborhood" level
Tax return transcripts 4506-T tax return data through IRS	**Income and employment data** Over 52M active consumer records

Protect "the core" while delivering differentiation through unique data, analytics and technology

U.S. Consumer Information Solutions (USCIS)

USCIS is driven by innovation and execution that have delivered consistent growth and financial results


Decision360™
Telco/Utility Payment Database (NCTUE)
Consumer Credit
Credit
Liabilities and Debt
CUSTOMER
SMALL BUSINESS
HOUSEHOLD
Capacity
Income and Employment
Collateral
Equity, Wealth and Assets
Macroeconomic
Property/Valuation and Modeling
Income and Employment
Wealth and Assets


Revenue ($M)
$743
$793
$919
2010A
2011A
2012F
CAGR 11.2%
Operating margin
36.3%
36.2%
37.5%

Key Business Performance Drivers

- **Innovation:** Leveraging new data and analytic capabilities to drive new products and services
- **Execution:** Deep focus on aligning industry and client needs with our sales performance programs
- **Pricing:** Continued investment in market analytics and deal optimization to maximize profit

Key Initiatives Driving USCIS Forward


Decision360™
Credit
Liabilities and Debt
Capacity
Income and Employment
Collateral
Equity, Wealth and Assets
CUSTOMER
SMALL BUSINESS
HOUSEHOLD
Consumer Credit
Telco/Utility Payment Database (NCTUE)
Property/Valuation and Modeling
Wealth and Assets
Income and Employment
Macroeconomic

USCIS is an enterprise distribution channel

- Organize around the customer, leverage USCIS scale and reach to represent all of Equifax
- Significantly improve go-to-market and last mile execution through alignment of marketing, sales and the business units in critical vertical markets
- Solving "last mile execution" challenges by offering more holistic solutions from sales through fulfillment

Enabling deeper penetration in key markets

- **Mortgage**
  Continue diversifying in market by driving analytics to address value chain problems specific to:
  - Underwriting
  - Fraud
  - Compliance
- **Automotive**
  Reposition in Automotive vertical to drive growth across the value chain — among key ecosystem players
- **Retail Banking, Telco, Insurance and Fraud**
  Our differentiated data assets and products drive our growth

Key Market Focus

USCIS serves as the sales and distribution face to the customer on behalf of enterprise.
Deep customer knowledge leads to new product opportunities across the value chain.

Market	Drivers	Focus
Mortgage	› Ongoing regulatory concerns create demand for additional loan quality and due diligence › Continued demand for scalability, consistent quality and cost savings throughout loan process	› Continuing successful product innovation (ex. VOE/VOI, Undisclosed Debt Monitoring) › Expanding channel distribution › Optimizing pricing
Automotive	› Market growth (expected 8%) › Sub-prime opportunities growing faster than market › Increasingly competitive market	› Delivering beyond core origination solutions › Integrating vehicle data with Equifax consumer insights › Building partnerships across the ecosystem › Winning with Decision 360
Telco	› Double digit growth expected in prepaid and satellite growth › Leverage foothold with NCTUE	› Protecting core › Growing NCTUE membership › Diversify revenue stream through fraud and marketing/CLTV

Key Wins in 2012

Customer		Solution	Why it matters
Top 5 Financial Institution	Decision 360	Modeling Analytic Platform	› Equifax data becomes the foundation for consumer modeling and analytic development › 5-year revenue stream
Top 5 Financial Institution	Decision 360	Verification of Employment (VOE)	› A fundamental industry shift to improve the lending experience for their mortgage customers. Utilizing LEAN for rapid adoption.
Top 5 Credit Card Company	Decision 360	Verification of Income (VOI)	› Enables Card Act (ability-to-pay) compliance which enables critical credit line increase programs
Mortgage	Decision 360	Credit Trends Portfolio Risk analytics and evaluation tool	› Improves government risk analytics footprint
Telco		Connexus Consumer Key EFXID Commercial Key	› Keying solutions to be utilized across all residential and commercial portfolios – more deeply embedding us as a longer-term partner

U.S. Consumer Information Solutions Strategic Outlook

- Expansion in key markets
- Increased penetration of Decision 360 initiatives
- Recognized leader in identity authentication/management
- Superior decisioning solutions leveraging proprietary analytical driven insights

Multi-year organic growth 5–7%

Expanded operating margins

EQUIFAX



2012 EQUIFAX INVESTOR DAY

GROWTH › You Can Count On

EQUIFAX®

PREMIER PROVIDER OF SMALL BUSINESS INSIGHTS

Alex Gonzalez, President
North America Commercial Solutions

North America Commercial Solutions (NACS) Profile

NACS uses its unique data sources, expertise in the small and medium business market, and advanced analytics to provide customers with solutions that help them grow their business

Accessible data/attributes

- Credit information and attributes for businesses
- Revenue, number of employees
- Business address
- Business ownership hierarchy and linkage
- SIC code
- Business identity
- Relationship between business owner and consumer

Key business challenges we solve

- New customer acquisition
  - Targeting and segmentation
  - Offer development
  - Customer data management
- Underwriting
  - Identity authentication/verification
  - Ability-to-pay
  - Bankruptcy
- Account management
  - Payment behavior changes
  - Cross-sell and up-sell
- Asset recovery
  - Collections

Customer mix


All other 20%
Transportation 2%
Manufacturing 8%
Business Services 9%
Communications 14%
Financial 47%

Be the premier provider of small business intelligence to customers through industry-leading data, analytics, decisioning tools and customer service


$100
$90
$80
$70
$60
$50
Revenue ($M)
CAGR 5.9%
2010A
2011A
2012F
Operating margin
24.2%
24.6%
21.7%

Strategic initiatives

- Protect and grow the core
  - Increase share of banking by expanding presence in mid-tier and smaller banks; develop new analytic solutions and insights
  - Expand revenue in communications by increasing market penetration and cross-selling marketing solutions
  - Drive growth in Canada by accelerating innovation and leveraging our strong market presence
- Expand the core
  - Differentiate and win in select, key vertical markets by investing in innovation that creates differentiation and sustainable competitive advantage

Driving NACS Forward

Use unique assets and competencies...

- Core credit data: Focus on credit data for small and medium businesses
- International credit data: Delivery of current credit reports for companies in over 50 countries
- Analytics: NPI to penetrate key verticals
- Business lending industry trends: Trended data for lending

...to penetrate key markets...

- Financial Services: Leverage strong relationships within banking and SBFE
- Telecommunications: Continue to diversify position with analytics and marketing solutions
- Manufacturing: Credit decisioning platform
- Other verticals: Transportation, Business Services

...through an enterprise channel

- Organize around the customer, leverage scale and reach to represent all of Equifax
- Significantly improve go-to-market through alignment of marketing, sales and the business units in critical vertical markets

Multi-year organic growth 6–10%

Expanded operating margins

EQUIFAX

2012 EQUIFAX INVESTOR DAY

GROWTH › You Can Count On

EQUIFAX®

SUPERIOR INSIGHTS FOR OUR PARTNERS

Dann Adams, President
Equifax Workforce Solutions

Workforce Solutions is building out the largest U.S.-based employment and income repository – The Work Number database – enabling two key business units

Verification Services

The Work Number drivers

- Mortgage GSE required
- Government eligibility
- Pre-employment
- Collection
- "Ability to pay" in card
- Automotive and student lending
- Enabling next generation risk tools – Decision 360

Employer Services

The Work Number enablers

- Unemployment claims
- I-9 and eVerify
- Onboarding
- Tax credits and incentives
- Workforce analytics

Customer mix


Other 1%
Financial 7%
Pre-employment screening 5%
Collections 7%
Mortgage 20%
Government 8%
Corporate (employers) 52%
Employer 2011 – 52% 2007 – 65%
Verifier 2011 – 48% 2007 – 35%

Vision for Workforce Solutions

Workforce Solutions enables transparency for risk decisioning to clients and markets served by USCIS and Workforce Solutions. We also offer insights into workforce and HR-related metrics and benchmarks



$500
$450
$400
$350
$300
Revenue ($M)
2010A
2011A
2012F
CAGR 8.0%
Operating margin
23.3%
22.4%
23.4%

Strategic initiatives

- **Grow The Work Number** records through mid-market employers via commercial partners
- Protect and **embed The Work Number** in key employer services
- Penetrate The Work Number in targeted verticals through **direct and indirect channels**
- Leverage The Work Number by **identifying new revenue streams** and new product opportunities
- Expand **Workforce Analytics** becoming the leader in human capital metrics, turnover insight, and unique HR benchmarks
- Continue to leverage USCIS sales force and align our HR services organization by key employer industries

Building a Path to 250 Million + Records



Records on The Work Number (M)
Total record
CAGR 7%
250
200
150
100
50
0
(M)
2007
2008
2009
2010
2011
2012
2013F



The Work Number revenue per active record
Non-mortgage
Total
CAGR 9%
CAGR 7%
1.75
1.50
1.25
1.00
Indexed to 2007
2007
2008
2009
2010
2011
2012F

Strategies to grow records in the database

- Direct sales to employers
- Commercial partnerships to access small to mid-size employers
- Technology and process improvement
- Penetration of high value employer services to gain and retain records
- Growing value in historical and active records

Strategies to grow average revenue per record

- Penetration and value add in government benefits applications
- Penetration in emerging applications: Card, Automotive
- Penetration from system-to-system integration
- New products for specialized applications
- Pricing
- Increase use of historic records

Strategy to Grow The Work Number Records

We have 80% of the employers with over 10,000 employees reporting and now have also gone down-market


The Work Number records market share % (non-farm, private and public)
2012 The Work Number market share % (in yellow)
Employers with <500 employees
500-1K
1-5K
5-10K
>10K
80% market share
39%
1%
9%
<1%
Emerging market
Mid-market
Large market

Expanding Penetration and Markets Served

We will continue to penetrate originations and expand our presence along the lending value chain via analytic solutions and channel partners


Market penetration for The Work Number instant verifications in originations
2012 penetration % (in yellow)
First mortgage
~60% penetration
Student lending
Card
~5%
Automotive
~5%
Tradelines opened (M)
7.4
22.5
38.2
22.5
Customer acquisition
Account management
Recovery
Customer value chain
Application
Origination
Account review
Early default
Collection

Expanding Penetration: Mortgage Market

Our employment and income verification 100% solution allows us to penetrate further in originations, expand across the value chain and pursue new product initiatives

Key initiatives

1. Penetrate originations
   - 100% solution penetration in the top 20 lenders
   - Penetration down market
2. Penetrate non-originations
   - Loan modifications/due diligence
3. New Product Innovation (NPI)
   - Go-to-market strategy to include connector partners
   - Broker network/correspondent network

Traction

- 35 new clients live on DataVision platform in 2012
- 3 of top 4 banks

EQUIFAX

Expanding Markets Served: Government Market

Addressing a large opportunity within governmental agencies


Improper payments by agency ($B)*
$70
$60
$50
$40
$30
$20
$10
$0
$65.6
$13.7
$9.1
$5.4
$1.0
$1.0
HHS
DOL
SSA
USDA
Education
HUD


Growth in number of state agencies
35
30
25
20
15
10
5
0
2008
2009
2010
2011
2012 projected

- Government programs are expected to grow
- State budgets are under increasing scrutiny

Verify income eligibility for governmental agencies

- Executive order: Reduce improper payments by $50B
- Executive order: Implement Affordable Care Act
- Opportunity is at the federal and state level as they administer key federal programs

Workforce Solutions Strategic Outlook

- Solid, sustainable growth in TWN records
- Deeper penetration of Verification Services in USCIS customer base
- Broaden markets served with Verification Services

Multi-year organic growth 7–9%

Expanding operating margins

EQUIFAX

2012 EQUIFAX INVESTOR DAY

GROWTH › You Can Count On

EQUIFAX

BREAK

EQUIFAX

THE CONSUMERS' MOST TRUSTED PARTNER FOR FINANCIAL INSIGHTS

Trey Loughran, President
North America Personal Solutions

North America Personal Solutions (PSOL) Profile

PSOL will achieve double-digit growth by efficiently acquiring new customers, growing customer lifetime value and leveraging best practices in newer markets

Personal Solutions vision

We will **empower** people with the **confidence** and **control** to be their **financial best**

How we deliver on that vision

- Provide unique personal financial and identity **information**
- Offer **insights** about how that information impacts customers' lives
- **Engage** customers in understanding their situation
- Through the best **customer experience**



Revenue ($M)
$210
$200
$190
$180
$170
$160
$150
$140
$130
$120
$110
$100
2010A
2011A
2012F
CAGR 13.3%
Operating margin
28.3%
29.9%
30.3%

EQUIFAX

Market Overview

Personal Solutions market (estimated $2.5–3.0B)

~45% market

Direct market

Offer credit and identity-focused products directly to consumers, primarily on-line for one-time transaction or monthly subscription fee; driven by bureaus and several independent providers

Equifax Personal Solutions



› Historic focus in direct market

~55% market

Indirect market

Banks as well as some other third parties offering both credit and identity solutions, on and off-line, to their customers for monthly subscription fee; solutions typically offered by a few providers

Key dynamics

- Credit side still dominates; highly free trial/score driven
- Highly competitive media spend market
- Direct response oriented; varying levels of brand investment
- Emerging trends: identity, "free" providers

- Regulatory scrutiny
- Breach incidents continue to grow but revenue opportunities down

North America Personal Solutions Business Model

Business model


Customer lifetime value
Volume/spend/ cost per acquisition
X
Average revenue per user
X
Customer life

Strengths

- Highly return-driven customer media investment
- Brand strength

- High value product and feature set
- Strong mix of customers who join for value versus "free" mindset
- Unique Equifax assets

- Attractive mix of paid and free trial customers
- Mix of product variations and features extends life

Markets

- Attractive, "credit-aware" markets: U.S., Canada, U.K.
- Common shared platform across all three markets

Strategic Focus

Business model

Customer lifetime value

Volume/spend/ cost per acquisition

X

Average revenue per user

X

Customer life

Strategic focus

1. Acquire new customers by **efficiently scaling media spend** through the use of advanced analytics

2. Provide **best, most innovative products and services** utilizing unique Equifax assets that engage and provide insight to customers

3. Deliver an **exceptional customer experience and value proposition** that allows us to develop and retain our customers

Markets

4. Extend best practices into **existing markets** and expand into **new markets**

Scaling Marketing Spend

Volume/spend/cost per acquisition

What we've done

- Improved data/ tools for insight on return on marketing investment
- Deployment of better testing tools
- Testing of different levels of media mix (on and offline) and optimization
- Careful introduction of free trial mix

Where we're headed

- Leverage internal Equifax capabilities (data, analytics) to provide insight into customer segments
- More effectively tailor offers, messaging to customer needs/ interests
- Utilize third party capabilities (DSP, DMP) to better optimize digital media delivery

Average revenue per user

What we've done

- Consolidate offerings into more comprehensive set of features


Debt
Advantage
Credit
Equifax Complete
Premier
Identity
Family

Where we're headed

- Incorporate additional Equifax data and insights to expand customers' understanding of financial position in additional ways
- Partner with third parties to bring enhanced capabilities
- Improve system capabilities to be able to offer better bundles and à-la-carte features and up-sell/cross-sell

Customer life

What we've done

- Added features to products that promote retention
- Developed more detailed churn and retention tools and metrics that allow much quicker diagnosis of churn issues
- Improved performance on credit card updates/renewals

Where we're headed

- Drive feature adoption and usage
- Expand services and improve customer experience to engage customers
- Improve tools and processes in order flow to align offers with customer needs
- Utilize data and analytics to better understand what drives retention

Market expansion

What we've done

- Extended PSOL U.S. platform to Canada and U.K.
- Launched new product offerings in Canada and U.K.





Where we're headed

- Implement U.S. testing and measurement tools in Canada and U.K.
- Port relevant product and feature concepts from market to market
- Launch PSOL businesses in other Equifax International markets

Strategic Outlook

Business model

Customer lifetime value

Volume/spend/ cost per acquisition

X

Average revenue per user

X

Customer life

Multi-year outlook

Volume/spend/cost per acquisition: Marketing CPA will increase but at slower rate than customer acquisition spend

Average revenue per user: Moderating increase in ARPU but will continue to grow in mid-single digits

Customer life: Initiatives to extend customer life

Market

- Continued growth in Canada and U.K.

Multi-year organic growth 8–12%

Attractive operating margins



2012 EQUIFAX INVESTOR DAY

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EQUIFAX

PREMIER PROVIDER OF DECISIONING INSIGHTS

Paulino Barros, President
Equifax International

A Strong International Franchise in Key Growth Markets


Canada
Consumer #1
Commercial #2
Russia (43% interest)
Consumer #1
United Kingdom
Consumer #2
Commercial #3
Iberia
Spain consumer #1
Portugal consumer #1
India (49% interest)
Active start-up
Andean region
Peru #1
Uruguay #1
El Salvador #1
Honduras #1
Ecuador #1
Costa Rica #1
Brazil (15% interest)
Commercial #2
Consumer #2
Argentina #1
Chile #1

International Profile

Strong, broad-based geographic presence

- Canada
- Europe
- Latin America
- Russia
- India

Building blocks for growth

- Differentiated data
- Fraud – real time; across geographies
  - Citadel
- Identity authentication and management
  - eID Verifier
- Decisioning platforms and analytical services
  - InterConnect
  - Experto
- NPI
- Personal Solutions

Customer mix



Others 11%
Financial 38%
Resellers 8%
Consumer <1%
Commercial 10%
Government 3%
Retail 10%
Telco 10%
Mortgage 3%
Insurance 3%
Automotive 4%

2015 Vision for International

We will be the #1 or #2 credit and marketing information bureau in all markets where we operate. Focus on vertical industry growth – anchored by data, identity management, and technology and analytical solutions, as well as geographic expansion


$500
$450
$400
$350
$300
$250
$200
Revenue ($M)*
CAGR 10.4%
2010A
2011A
2012F
Operating margin
30.4%
30.5%
31.0%**

* Excludes Brazil which was deconsolidated in Q2, 2011
** Excludes Q3, 2012 restructuring charge

Strategic initiatives

- **Develop a 360° view of the consumer** through data acquisition and/or linkage
- **Aggressive NPI** to take best offerings globally
- Rapid growth in **Technology and Analytical Services** to meet latent market need and deepen penetration of value chain
- Leverage expertise in **fraud and identity management** into non-core markets
- Expand presence in **telco market** with solutions in risk, authentication and marketing
- Enter new geographies and expand presence in existing geographies
- Implement and leverage **regional organizations**

Expanding Data Assets Diversifies and Broadens Opportunities

Credit data

1. Data foundations

- Continually improve our data quality and coverage, contributors and integration

Fraud data

2. Fraud and identity data

- Fraud and identity data to support our fraud initiative

Wealth data

3. Emerging data

- Combine credit with other consumer financials to give customers complete view

...and beyond

4. Assemble the 360° view

- Transaction data, on-line behavioral data, etc.
- Big Data (volume, variety, velocity)

Drive Differentiation through Technology and Analytical Services

- Increase technology services presence
- Accelerate deployment of decisioning platforms – Citadel (fraud) and InterConnect
- Expand and enhance analytics capabilities
- Create new competencies in third party data combined with Equifax data and solutions for enhanced insights for decision making
- Expand presence in Telco market through new solutions

Strong Fraud Capabilities Serve a Broad-based Need



Canada

- Leverage fraud consortium data (Financial Institutions and Telco)
- Develop next generation application fraud solution eID presently deployed supporting multiple verticals
- Developing application fraud solution within Insurance vertical



Iberia

- Develop next generation application fraud solution
- Application fraud solution PoC underway with Automotive finance industry



Latin America

- eID deployed in Chile with focus on Telco and Financial Institutions
- EFX global identity solution under consideration for other countries



U.K.

- Develop next generation application fraud solution
- eID presently deployed supporting financial institutions and Telco vertical

Executing a Plan – Improving U.K. Performance

Focus on core business activities – implementing core competencies in sales, marketing, analytics, market expansion and operational efficiency – to drive revenue growth

- Increased level and depth of customer contact and insight
- Created partnerships for more advanced analytics in face of entrenched competitor
- Entered new markets
- Developed solutions through NPI
- Acquired unique data assets (wealth, insurance, income, etc.) to build 360° capability
- Expand Personal Solutions penetration



Equifax U.K.
U.K. GDP
U.K. revenue growth %
20%
15%
10%
5%
0%
-5%
-10%
-9.0%
-5.0%
2.0%
1.3%
11.0%
0.7%
10.0%
-0.4%
2009
2010
2011
2012F

- Focus on key market verticals – Financial Institutions, Telco and SME
- Leverage Technology and Analytical Services to deliver unique, high value solutions
- Expand into new geographies

Multi-year organic growth 7–10%

Attractive and sustainable operating margins

EQUIFAX



2012 EQUIFAX INVESTOR DAY

GROWTH › You Can Count On

EQUIFAX

FINANCIALS

Lee Adrean, Chief Financial Officer

EQUIFAX

Delivering Strong Organic Growth



Core + initiatives revenue growth (constant $)
10%
9%
8%
7%
6%
5%
4%
Multi-year target
Q1 2012
Q2 2012
Q3 2012

Contribution to year-over-year growth (constant $)	Q1 2012	Q2 2012	Q3 2012
Core non-mortgage	8.7%	6.1%	5.9%
Mortgage initiatives	0.5%	1.3%	1.3%
Core + initiatives	9.2%	7.4%	7.2%
Mortgage market	4.2%	5.5%	3.5%
Acquisitions	2.4%	2.2%	1.1%
Brazil merger impact	(4.7%)	(3.7%)	—
Total revenue growth	11.1%	11.4%	11.8%

Mortgage market growth has pushed total growth to 11–12% YTD, above our long-term targets. Core plus Initiative growth is within our target 6–8% range.

Driving Improved EBITDA Margins


EBITDA margin
33.0%
32.5%
32.0%
31.5%
31.0%
30.5%
30.0%
2009
2010
2011
Q3 2012 YTD

Factors driving margin expansion

- Revenue growth vs. fixed cost base
- Proprietary high value offerings (price for value)
- Breadth and depth of relevant product offerings (e.g. end-to-end)
- Process improvement/LEAN operating disciplines

Factors which moderate margin expansion

- Investment in growth initiatives – new products or markets
- New products take time to scale
- Product/market mix – higher vs. lower margin
- Investment in evolving capabilities – analytics, Big Data, etc.
- Potential regulatory requirements

EQUIFAX

Equifax Generates Strong Free Cash Flow


150%
125%
100%
75%
50%
25%
0%
Percent of net income
2009
2010
2011
2012 Est.

Note: reported net income; free cash flow is reported cash from operations less capital expenditures

Priorities for Cash

Strong cash flow supports investment for organic growth, M&A and cash returns to shareholders


$500
$400
$300
$200
$100
$0
($M)
$35
$168
$83
$71
57%
$78
$142
$127
$75
52%
$65
$85
Cash accumulation for CSC acquisition $140
$7
$49
43%
Dividends
Share repurchase
Acquisitions
CAPEX (organic growth)
2010
2011
September YTD 2012

Equifax Strategy Drives Attractive, Multi-year Growth

	Multi-year organic growth	Operating margin trend
USCIS	5–7%	High 30's/low 40's
N.A. Commercial	6–10%	Low-to-mid 20's
Workforce Solutions	7–9%	Mid-to-upper 20's
N.A. Personal Solutions	8–12%	High 20's
International	7–10%	Low 30's
Corporate expenses		Mid-single digits
Total company	6–8%	Mid-to-upper 20's


Revenue growth model
Revenue growth %
2–3%
Core market growth
4–5%
Strategic growth iniatives
1–2%
M&A
7–10%
Total growth

The five business units are expected to drive 6–8% in organic growth from core market growth and their strategic growth initiatives. With an additional 1–2% from strategic acquisitions, total long-term revenue growth is expected to be 7–10%.

Operating Metrics

	Multi-year outlook
Revenue growth	7–10%
Operating margin	+25 bps/year
Adjusted EPS growth	10–13%
Dividends	25–35% of net income
Free cash flow conversion[1]	120–150%
Adjusted ROIC[2]	~15%

Note:
1. Free cash flow/net income
2. Adjusted ROIC = Net income (excluding acquisition amortization)/average long-term debt and shareholders equity

EQUIFAX



STRATEGIC SUMMARY

Rick Smith, Chairman and Chief Executive Officer

Summary

- We are delivering on our promise of strong, consistent growth
- Our competencies provide a basis for sustainable competitive advantage
- Market trends are driving changes that create opportunities for Equifax to evolve
- Equifax management and operating discipline support strong and consistent execution of our strategic growth initiatives
- Consistent financial performance and revenue growth will increasingly reward our shareholders

EQUIFAX

Q&A PANEL

Rick Smith and Lee Adrean



2012 EQUIFAX INVESTOR DAY

GROWTH › You Can Count On